Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Reconciles Numerator and Denominator of Basic and Diluted Earnings Per Share

The following table sets forth the computation of basic EPS and diluted EPS for the years ended December 31, 2016, 2015 and 2014.

(A)

For the twelve months ended December 31, 2016, 2015, and 2014, 7.3 million, 7.9 million, and 8.9 million stock options were excluded from the computation of diluted earnings per share, respectively, due to an anti-dilutive impact. An additional 1.9 million shares of common stock outstanding at December 31, 2016 were excluded from the computation of diluted earnings per share due to the net loss position.